UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 26, 2012

(Date of earliest event reported)

AMERICAN INTERNATIONAL VENTURES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30368	22-3489463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer I.D. No.)

6004 Tealside Court, Lithia, FL 33547

(Address of Principal Executive Offices)

(813) 260-2866

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 23, 2012, the Board of Directors of the Company (the “Board”) appointed Jerry D. Scott as Chief Operating Officer. Mr. Scott, age 74, from 1958 until his retirement in 1973, was a member of the U.S. Air Force which included service with Strategic Air Command  crews as a Radar Navigator for 5 years on B-47's and 8 years on B-52's. From 1973 until the present, Mr. Scott, was employed in the construction industry. More particularly, since 2011 Mr. Scott has been the President of Gold Construction, Inc., the Nevada Construction company. This construction company has been retained by the Company’s wholly owned subsidiary, Placer Gold Prospecting, Inc. (“Placer”) to develop Placer’s infrastructure, such as mining camps, heavy equipment service and dispatch, pilot plant operations and all the necessary mining facilities for the potential extraction of gold and silver ore at Placer’s Nevada mining sites His present intention is to continue in that position as well as being the Company’s COO. Mr. Scott attended 3 years of college at the University of Omaha and Mankato State Teachers College.

Mr. Scott will not receive compensation at this time, but may receive it in the future when the Company is financially able to do so. As of the date of this Report, except as stated herein, the Company has no written or oral agreements with the above officer regarding compensation or any other form of remuneration. There are no family relationships between the above named officers and any other officers and/or directors. Except as stated herein, there have been no transactions since the beginning of our last fiscal year, or any currently proposed transaction, in which we were or are to be a participant, exceeding $120,000 and in which our new officers had or will have a direct or indirect material interest. Mr. Scott does not have any interests requiring disclosure under 404(a) of Regulation S-K. Except for the fact that his Company God Construction, Inc. has been retained by the Company’s wholly owned subsidiary as indicated.

Item 7.01  Regulation FD Disclosure .

On or about March 26, 2012, the Company issued the Press Release regarding the acquisition of all of the shares of Placer Gold Prospecting, Inc. and the appointment of Mr. Scott as Chief Operating Officer hereto as Exhibit 99.1

Item 9.01 Financial Statements and  Exhibits .

Exhibit Number

Description

99.1

Press Release dated March 26, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American International Ventures, Inc.

By:	/s/ Jack Wagenti
Name: Jack Wagenti
Title: Chairman of the Board
Date: April 3, 2012

Press Release, March 26, 2012

 AIVN Acquires 100% of Placer Gold Prospecting, through Stock Exchange Agreement

March 26, 2012 - American International Ventures, Inc., (“AIVN”) Symbol AIVN.OB, proudly announces today that AIVN has acquired one hundred percent of the shares of Placer Gold Prospecting, Inc. (PGPI) for 162,350,000 common shares of AIVN on March 23, 2012. Following the transaction AIVN has 181,695,044 common shares of its stock issued and outstanding.

AIVN OWNS 100% OF PLACER GOLD PROSPECTING, INC AND PGPI OWNS 100% OF ITS 60 PATENTED AND UNPATENTED MINING CLAIMS, COVERING APPROXIMATELY 4000 ACRES OF EIGHT HISTORICALLY PROVEN PAST PRODUCING MINERAL PROPERTY MINES IN NEVADA.

This collection of ten prime historically proven mineral properties, consisting of eight locations in Nevada; includes plans to build a stationary plant and gold mill on its patented property in Mineral County, Nevada. PGPI is already in the process of setting up its portable pilot plant operation in Nye County and Sierra County Nevada, capable of crushing 30-50 tons per hour. The permitting process is already underway on two of the mines in Nevada.

About Placer Gold Prospecting

Placer Gold Prospecting has achieved a unique niche position in the mining industry by developing historically proven mines that only a small percentage of the precious metal resource has been disturbed. Reactivating these proven producers allows us to take advantage of the global demand for precious metals.

Our strategy in developing historical mining projects from only past producers who successfully produced gold and silver until 1942 when all gold production in the US was halted due to WWII, has really paid off well for the Company by providing large amounts of gold ore tailings and large undisturbed reserves allowing commercial operations to start in Nevada by June this year.

We have structured our organization to be a nimble, fast and most importantly, we have assembled equipment plus a strong boot strap organization of good people all from Nevada.

Ret. Major Jerry D. Scott, USAF, president of Placer Gold Prospecting, Inc. and COO of AIVN stated “we are in a 60 day transition period of establishing our home base in Beatty, Nevada, in order to start mining operations by June 1, 2012.”

Mr. Jack Wagenti, CEO and Chairman of AVIN stated “this is only the first of many mining companies and great historical mining properties we will acquire with AIVN”.

About American International Ventures, Inc.

American International Ventures Inc. focus is gold and silver exploration & ore extraction, operating in Nevada through Placer Gold Prospecting, Inc., its wholly owned subsidiary.  American International Ventures, Inc. common stock is quoted on the OTC Bulletin Board under the symbol "AIVN."

Cautionary Note Regarding Forward-Looking Statements and  Information concerning mineral resources. This presentation contains forward-looking statements and forward-looking information (collectively, "forward-looking statements") within the meaning of applicable Canadian and US securities legislation. All statements, other than statements of historical fact, included herein including, without limitation, statements regarding the anticipated content, commencement and cost of exploration programs, anticipated exploration and metallurgical test program results, the discovery and delineation of mineral deposits/resources/reserves, the potential for any mining or production at Bullfrog Mining District, Gold Valley Project, Virgilia Mine, Reward Monster Mine, Capatola Mine, Indian Mines, Gypsy Mine and Hot Springs Mine; the potential for the identification of deposits at any of Placer Gold Prospecting, Inc. projects, the potential for a low-cost run-of-mine heap leach operation at any Mine, the potential for there to be a low strip ratio in connection with any mining project of Placer Gold Prospecting, Inc. , the potential for the existence or location of additional high-grade veins, the potential to use Run of Mine material for heap leaching of gold, the potential for the use of Run of Mine material to significantly lower capital and operating costs at the projects; the proposed completion of Plan of Operation (POO) to be filed and approved for any of the Placer Gold Prospecting, Inc. projects, owned and operated by Placer Gold Prospecting, Inc., or the potential for additional resources to be located between certain of the existing deposits and the potential for the Company to secure or receive any business, financing plans and business trends, are to be considered forward-looking statements.

Statements contained herein that are not based upon current or historical fact are forward-looking in nature. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties. When used herein, the words "anticipate," "believe," "estimate," "plan," "intend" and "expect" and similar expressions, as they relate to American International Ventures, Inc., or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, such factors, including risk factors, discussed in the Company's Registration Statement on Form SB-2, as amended, and its Annual Report on Form 10-K, for the year ended May 31, 2011. Except as required by the Federal Securities law, AIVN does not undertake any obligation to revise or update any forward-looking statements contained herein after the date hereof.

SOURCE: American International Ventures, Inc.

Contact:

AIVN Contact:

Jack Wagenti

Chairman

Phone: 813-260-2866

E-mail: jackwagenti@aivn.co

Web Site: http://www.aivn.co